Annuity Investors Life Insurance Company
P.O. Box 5423
Cincinnati OH 45201-5423
February 22, 2011
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861 Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409
Ladies and Gentlemen:
We have transmitted to contract owners the annual reports for the period ended December 31, 2010 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.
Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.
If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.
Sincerely,
/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number

American Century® Variable Portfolios, Inc.	811-05188
· American Century VP Large Company Value Fund—Class I
· American Century VP Mid Cap Value Fund—Class I
· American Century VP Ultra® Fund—Class I
· American Century VP VistaSM Fund—Class I

BlackRock Variable Series Funds, Inc.	811-03290
· BlackRock Basic Value V.I. Fund—Class I
· BlackRock Global Allocation V.I. Fund—Class I
· BlackRock High Income V.I. Fund—Class I
· BlackRock Money Market V.I. Fund—Class I

Dreyfus Investment Portfolios	811-08673
· Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
· Dreyfus VIF Appreciation Portfolio—Initial Shares
· Dreyfus VIF Growth and Income Portfolio—Initial Shares
· Dreyfus VIF Money Market Portfolio

· Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

DWS Investments VIT Funds	811-07507
· DWS Small Cap Index VIP—Class A

Invesco Variable Insurance Funds	811-07452
· Invesco V.I. Capital Development Fund—Series I Shares
· Invesco V.I. Core Equity Fund—Series I Shares
· Invesco V.I. Government Securities Fund—Series I Shares
· Invesco Van Kampen V.I. Midcap Value Portfolio—Series I Shares

Janus Aspen Series	811-07736
· Janus Aspen Balanced Portfolio—Institutional Shares
· Janus Aspen Enterprise Portfolio—Institutional Shares
· Janus Aspen Forty Portfolio—Institutional Shares
· Janus Aspen Overseas Growth Portfolio—Service Shares

Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
· Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I
· Morgan Stanley UIF U.S. Real Estate—Class I

Oppenheimer Variable Account Funds	811-04108
· Oppenheimer Capital Appreciation Fund/VA—Initial Shares
· Oppenheimer Main Street Fund®/VA—Initial Shares

PIMCO Variable Insurance Trust	811-08399
· PIMCO VIT High Yield Portfolio—Administrative Class
· PIMCO VIT Real Return Portfolio—Administrative Class

Janus Aspen Series	811-07736
· Janus Aspen Worldwide Growth Portfolio—Inst. Shares (closed)